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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): SEPTEMBER 10, 2004


                          CREDIT ACCEPTANCE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number 000-20202


                  MICHIGAN                               38-1999511
        (State or other jurisdiction of                (I.R.S. Employer
         incorporation or organization)               Identification No.)


25505 W. TWELVE MILE ROAD, SUITE 3000                   48034-8339
        SOUTHFIELD, MICHIGAN                            (Zip Code)
(Address of Principal Executive Offices)


      (Registrant's telephone number, including area code): (248) 353-2700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written Communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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 ITEM 8.01 OTHER EVENTS.

    On September 10, 2004, Credit Acceptance Corporation (the "Company") issued a press release announcing the preliminary results of its modified Dutch auction tender offer, which expired at 5:00 p.m. on September 9, 2004. The Company commenced the tender offer on August 11, 2004 to purchase up to 3,000,000 shares of its common stock at a price between $14.00 to $20.00 per share. The press release, dated September 10, 2004, is attached as Exhibit 99.1 to this Form 8-K.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  99.1     Press Release dated September 10, 2004



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CREDIT ACCEPTANCE CORPORATION
                                             (Registrant)

                                            By: /s/ Douglas W. Busk
                                             ------------------------
                                            Douglas W. Busk
                                            Treasurer
                                            September 13, 2004



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                                INDEX OF EXHIBITS


  EXHIBIT  NO.                   DESCRIPTION

      99.1           Press Release dated September 10, 2004